Filed pursuant to Rule 497(e) under the
Securities Act of 1933, as amended
Securities Act File No. 333-141120

QUALITY DIVIDEND FUND

Class A Shares

QDVAX

Class C Shares

QDVCX

Institutional Class Shares

QDVIX

of

FUNDVANTAGE TRUST

Supplement dated March 28, 2014 to the Statement of Additional Information (“SAI”) for the Quality Dividend Fund (the “Fund”) dated September 19, 2013.

On page 37 of the SAI, the last paragraph under the Section entitled “Investment Advisory Services” is hereby deleted in its entirety and replaced with the following:

As set forth above, EquityCompass is a wholly owned subsidiary of Stifel Financial Corp. (“Stifel”), 501 North Broadway, St. Louis, MO 63102. Stifel Financial Corp. is a financial services holding company headquartered in St. Louis, Missouri, that conducts its banking, securities, and financial services business through several  subsidiaries. Stifel clients are served through its various subsidiaries, including, but not limited to, Stifel, Nicolaus & Company, Incorporated, Keefe, Bruyette & Woods, Inc., Ziegler Capital Management, LLC, Choice Financial Partners, Inc. d/b/a EquityCompass Strategies, Thomas Weisel Capital Management LLC, Thomas Weisel Global Growth Partners LLC, Century Securities Associates, Inc. and Montibus Capital Management LLC in the U.S., and through Stifel Nicolaus Europe Limited in the United Kingdom and Europe.

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For more information about the Quality Dividend Fund’s investment goals, strategies, and risks, see the Prospectus and SAI.  The Prospectus and SAI, are available, free of charge, by calling  (888) 201-5799 or on the Fund’s website at http://www.equitycompass.com.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE